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                                                                    Exhibit 10.2

                       Amendment to OEM Partner Agreement

This Amendment to the OEM Partner Agreement ("Amendment") is by and between CALLIDUS SOFTWARE, INC., a Delaware corporation ("Callidus" or "Partner"), and CEZANNE SOFTWARE, INC. ("Cezanne"), a Delaware corporation, and amends the OEM Partner Agreement, dated July 31, 2002, by and between the parties ("Agreement").

WHEREAS, Cezanne will provide software programs to Partner for enhancement and subsequent sublicensing and distribution by Partner, the Agreement is amended as follows:

1. The following clauses are added to Section 2 (LICENSE, RESTRICTIONS, AND DISTRIBUTION) of the Agreement:

      (N) INTERNAL USE LICENSE. For the duration of this agreement Partner will have the right to use the Software products listed on Exhibit A for its own internal management purposes, subject to the payment of the Internal Use License Fee set forth in Exhibit A, paragraph 2.4. The Internal Use License will expire if Partner chooses to discontinue payment of the Internal Use License Fee. If this Agreement is terminated, the provision set forth in section 7(g) will apply.

      (O) EXTENSION OF THE INTERNAL USE LICENSE TO ADDITIONAL PRODUCTS. The Internal Use License is extended to include the use of additional software products owned by Cezanne, which are not listed on Exhibit A, namely People Management, Competency Management and Competency Evaluation. Said additional Software products are not part of the Software licensed with this OEM Partner Agreement. Their inclusion herein for the purpose of the Internal Use License, and the installation and use of such functionalities at Callidus for Internal Use, cannot in any way be construed as the inclusion of such additional Software products or functionalities to the products listed on Exhibit A as the object of this OEM Partner Agreement.

2.    The following clause is added to Section 7 (TERM AND TERMINATION) of the
      Agreement:

      (G) INTERNAL USE LICENSE AFTER TERMINATION. Upon termination of this Agreement, for a period of thirty days from termination, Partner will have the option to keep the Internal Use License in effect by paying Cezanne the following one-time fee:

      - *** for the Software Products listed on Exhibit A (Compensation Planning and Team Planner), for usage limited to *** employees, plus *** for each *** employee extension up to *** employees, plus *** for each *** employee extension over *** employees, and
      - *** for the Additional Software Products specified in section 2(o) (People Management, Competency Management and Competency Evaluation), for usage limited to *** employees, plus *** for each *** employee extension up to *** employees, plus *** for each *** employee extension over *** employees.

      A software usage license agreement will be signed by the parties for this purpose. Upon payment of the one-time fee specified above the Internal Use License will become perpetual, and the fee set forth in Exhibit A, paragraph 2.4 will continue uninterrupted, but it will change its nature and become an annual maintenance fee.

3. The following section is added to Section 2.0 (Sublicense Fee, Training Royalties, and Development License Fees) of Exhibit A of the Agreement:

      2.4 Partner will pay Cezanne an Internal Use License Fee of *** per annum. The Internal Use license for the first year will be effective as from October 1st, 2002, then annually at the anniversary of such date. The above-mentioned Internal Use license will be limited to the use of the Software for internal purposes of Partner for no more than *** employees. In case Partner shall exceed the number of *** employees, the Internal Use License can be upgraded by increasing the Fee as follows: *** for each ***-employee extension up to *** employees, and *** for each ***-employee extension over *** employees. The above-mentioned Internal Use License includes maintenance and technical support not less than that provided under the OEM Agreement.

4. The following language is added to Section 7.0 (Prerequisite third-party software) of Exhibit A of the Agreement:

      Partner will be responsible for obtaining the licenses for all Prerequisite third-party software required to run the Software provided by Cezanne under the Development License, the Demonstration Licenses and the Internal Use license. If such licenses, in the case of WebIntelligence, are obtained by Cezanne for use by Partner, then Partner will pay Cezanne a fee equivalent to the fee paid by Cezanne to Business Objects. Cezanne agrees to provide Partner upon request with appropriate documentation showing the fee paid by Cezanne to such third party.

5. Section 28 (SOFTWARE ESCROW) of the Agreement is replaced in its entirety with the following:

*** Confidential treatment has been requested for the redacted portions. The Confidential redacted portions have been filed separately with the Securities and Exchange Commission.

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      28. SOURCE CODE

      (A) DELIVERY OF THE SOURCE CODE. Upon availability of every major release of the Licensed Software, and in any case at least once every year, Cezanne will provide two identical copies of the source code in two sealed packages directly to Partner. One package will be kept by Partner in a safe location for its own potential use pursuant to the conditions set forth below in this section, the other package will be used by partner for deposit in escrow together with its own proprietary software to fulfill its escrow obligations with Customers.

      (B) ACCESS OF PARTNER TO THE SOURCE CODE. Partner will not open the sealed package without Cezanne's written permission unless one of the instances described in this clause [(a) to (d) below] becomes true, and only after giving Cezanne written notice of the intention to open the package and leaving Cezanne 15 days to respond: (a) Cezanne, or its successor in interest enters voluntary or involuntary petition for bankruptcy during the term of this Agreement, and such proceedings are not dismissed within sixty (60) days after such proceedings commence, or (b) is otherwise unable to provide support and maintenance services for the Licensed Software sufficient to meet its support obligations to Partner or to Customers; or (c) Cezanne, or its successor in interest, (i) discontinues to develop and manufacture the Licensed Software, and (ii) no longer provides support for the most recent and immediate prior release of the Licensed Software, or (d) Cezanne is acquired by a Partner competitor listed on Exhibit B, Competitor List.

      (C) ACCESS OF CUSTOMERS TO THE SOURCE CODE. Partner guarantees that: (a) it will not deliver the source code directly to a Customer or no any third party without Cezanne's written permission, (b) the agreement with Partner's escrow agent in favor of Customers will limit the instances when the source code is released to Customers to conditions substantially equivalent to those described above in clause 28(b), (c) that the release of the source code from the escrow agent to a Customer cannot be interpreted as a transfer of any intellectual property rights and (d) the use of the source code by any Customer in case of release from the escrow agent will be contractually limited (i) to its use directly by the Customer for the purpose of supporting Customer's own installation and
      (ii) to the period of time when the conditions that prompted the release of the source code remain true.

      (D) RETURN OF PREVIOUS SOURCE CODE PACKAGES. Partner can retain the sealed packages containing the source code of the most current and the immediate prior release; all packages containing earlier releases will be returned to Cezanne with their seals still intact.

      (E) PRESUMPTION OF DAMAGES. Partner acknowledges that any unauthorized use of the source code may cause material damages to Cezanne, and accepts responsibility to indemnify Cezanne for any damages in the event of unauthorized use. In the case of inadvertent opening of the sealed package there will be no automatic presumption of damage provided however that Partner informs Cezanne immediately and returns the package that was inadvertently opened confirming in writing that the contents was not used.

Capitalized terms defined in the Agreement shall have the same meaning in this Amendment. Except as explicitly modified, all terms, conditions and provisions of the Agreement shall continue in full force and effect. If there is any inconsistency or conflict between the Agreement and this Amendment, the terms, conditions and provisions of this Amendment shall govern and control. This Amendment and the Agreement constitute the entire and exclusive agreement between the parties with respect to this subject matter. All previous discussions and agreements with respect to this subject matter are superseded by the Agreement and this Amendment.

Acknowledged and agreed as of the Amendment Effective Date: DECEMBER 18, 2002.

          CALLIDUS SOFTWARE, INC.


          /s/ Brian E. Cabrera

By:       Brian E. Cabrera
          ----------------------------------
Title:    General Counsel & VP of Operations
          ----------------------------------
Address:  160 W. Santa Clara Street
          Suite 1500
          San Jose, CA 95113

          CEZANNE SOFTWARE, INC.


          /s/ Alberto Gabbai

By:       Alberto Gabbai
          ----------------------------------
Title:    CEO
          ----------------------------------
Address:  75 Second Avenue
          Suite 710
          Needham, MA 02494


*** Confidential treatment has been requested for the redacted portions. The Confidential redacted portions have been filed separately with the Securities and Exchange Commission.